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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2002. The net asset value per share at that date was $14.27. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the three months ended March 31, 2002, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 6.7%. This performance compared to the Fund's benchmark, the NAREIT Equity REIT Index*, which returned 8.3%.

    REIT performance, in general, continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were Apartment (+4.4%), which began the year at a very high relative valuation, and Office (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    More than ever, it appears that investors have begun to accept REITs as an asset class. Already this year, flows into real estate mutual funds have reached a five-year high. REIT equity issuance was about $2.5 billion in the first quarter, up from $356 million in first quarter 2001. REIT bond issuance, however, at $2.0 billion, was down 47% from last year's $3.8 billion. Some observers compare recent trends to those of the mid-1990's REIT bull market. We, however, believe today's environment is completely different. That previous bull market was the result of a unique cyclical growth opportunity: REITs were able to acquire property from distressed owners at attractive prices and to finance those acquisitions at favorable terms. Today, by contrast, despite ready access to debt and equity capital, REITs have found opportunities to grow via acquisitions scarce, as real estate, having been redistributed in the previous cycle, is generally held in very strong hands. In addition, because of the economic slowdown and the decline in the demand for space, there are very few new development opportunities that make economic sense.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth -- and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent about 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.

                          Dividend Growth per Share

--------------------------------------------------------------------------------
                                         1999      2000      2001
--------------------------------------------------------------------------------
50 Largest REITs
Weighted-Average Growth                  6.3%      6.4%      7.0%
# of Companies Increasing Dividends        46        44        44
# of Companies Reducing Dividends           0         1         3

50 Largest REITs -- ex Hotels
Weighted-Average Growth                  6.6%      6.1%     10.9%
# of Companies Increasing Dividends        48        46        46
# of Companies Reducing Dividends           0         1         1

--------------------------------------------------------------------------------

    In a partial reversal of last year's experience, the performance gap between the higher-yielding, smaller-cap companies and the lower-yielding, larger-cap companies has begun to close. While all sectors produced strong positive returns in the quarter, it appears that the faster-growing companies have begun to outperform the higher-yielding companies. This is logical, considering that interest rates, whose low levels caused investors to flock to the higher-yielding companies last year, have begun to rise in 2002. Further, it appears that the more recession-resistant sectors have begun to underperform, possibly the result of investors believing that the recession may be over. For example, community center owners returned 6.4% in the quarter, versus 11.4% for the mall owners. The largest companies have yet to uniformly become market-performance leaders; however, we believe that as the economic and real estate recoveries progress, leadership by the larger companies should resume.

INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have suggested that in some regions the Office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven themselves to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that in a rebounding economy better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5%-10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are near the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle of their long-term range, their payout ratios are at an all-time low.

    Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If cap rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and

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                                       3





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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

    As real estate returns to favor, we expect that REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

--------------------------------------------------------------------------------
         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                       4

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   ------------
EQUITIES                                                97.96%
  COMMON STOCK                                          79.52%
    APARTMENT/RESIDENTIAL                               12.62%
         Apartment Investment & Management Co. -- Class A......     73,200    $  3,540,684
         Camden Property Trust.................................     58,800       2,300,256
         Gables Residential Trust..............................     83,200       2,583,360
         Home Properties of New York...........................     41,400       1,426,230
         Post Properties.......................................     35,100       1,179,360
         Summit Properties.....................................    110,900       2,717,050
         United Dominion Realty Trust..........................    184,200       2,917,728
                                                                              ------------
                                                                                16,664,668
                                                                              ------------
    DIVERSIFIED                                          2.14%
         Colonial Properties Trust.............................     82,100       2,828,345
                                                                              ------------
    HEALTH CARE                                         11.17%
         Health Care Property Investors........................     63,900       2,591,145
         Healthcare Realty Trust...............................    148,600       4,511,496
         Nationwide Health Properties..........................    202,300       4,076,345
         Ventas................................................    281,700       3,563,505
                                                                              ------------
                                                                                14,742,491
                                                                              ------------
    INDUSTRIAL                                           4.55%
         First Industrial Realty Trust.........................     98,800       3,383,900
         ProLogis Trust........................................    112,500       2,626,875
                                                                              ------------
                                                                                 6,010,775
                                                                              ------------
    MANUFACTURED HOME                                    0.89%
         Chateau Communities...................................     41,000       1,177,930
                                                                              ------------
    OFFICE                                              21.92%
         Arden Realty..........................................    147,800       4,197,520
         Brandywine Realty Trust...............................    232,900       5,566,310
         Crescent Real Estate Equities Co. ....................    125,900       2,442,460
         Equity Office Properties Trust........................     82,400       2,471,176
         Highwoods Properties..................................    171,100       4,806,199
         Mack-Cali Realty Corp. ...............................    158,800       5,507,184
         Prentiss Properties Trust.............................    133,600       3,943,872
                                                                              ------------
                                                                                28,934,721
                                                                              ------------

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                                       5

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   ------------
    OFFICE/INDUSTRIAL                                    7.67%
         Kilroy Realty Corp....................................     49,100    $  1,385,111
         Liberty Property Trust................................    183,200       5,908,200
         Reckson Associates Realty Corp. -- Class B............    110,000       2,833,600
                                                                              ------------
                                                                                10,126,911
                                                                              ------------
    SHOPPING CENTER                                     18.56%
      COMMUNITY CENTER                                   3.87%
         Developers Diversified Realty Corp....................    170,100       3,572,100
         Federal Realty Investment Trust.......................      8,500         218,195
         Pan Pacific Retail Properties.........................     43,100       1,317,567
                                                                              ------------
                                                                                 5,107,862
                                                                              ------------
      OUTLET CENTER                                      2.13%
         Chelsea Property Group................................     51,900       2,804,676
                                                                              ------------
      REGIONAL MALL                                     12.56%
         CBL & Associates Properties...........................    112,300       3,969,805
         General Growth Properties.............................     36,800       1,626,560
         JP Realty.............................................    105,600       2,824,800
         Macerich Co. .........................................     81,100       2,445,165
         Simon Property Group..................................    128,100       4,179,903
         Taubman Centers.......................................    102,400       1,542,144
                                                                              ------------
                                                                                16,588,377
                                                                              ------------
         TOTAL SHOPPING CENTER.................................                 24,500,915
                                                                              ------------
             TOTAL COMMON STOCK (Identified
                cost -- $84,123,479)...........................                104,986,756
                                                                              ------------

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                                       6

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                   NUMBER
                                                                  OF SHARES      VALUE
                                                                  ---------   ------------
  PREFERRED STOCK                                       18.44%
         Alexandria Real Estate Equities, 9.10%, Series B......     13,900    $    359,176
         Apartment Investment & Management Co., 9.00%,
           Series C............................................     44,000       1,086,800
         Apartment Investment & Management Co., 8.75%,
           Series D............................................     10,000         243,300
         Apartment Investment & Management Co., 9.375%,
           Series G............................................    173,200       4,416,600
         Apartment Investment & Management Co., 10.10%,
           Series Q............................................     25,000         645,000
         Apartment Investment & Management Co., 10.00%,
           Series R............................................     18,100         466,075
         CarrAmerica Realty Corp., 8.57%, Series B.............     26,400         657,360
         CarrAmerica Realty Corp., 8.55%, Series C.............     15,500         380,990
         Colonial Properties Trust, 8.75%, Series A............     81,900       2,047,500
         Crescent Real Estate Equities Co., 6.75%, Series A
           (Convertible).......................................      4,300          84,667
         Crown American Realty Trust, 11.00%, Series A.........     55,400       2,991,600
         FelCor Lodging Trust, 9.00%, Series B.................      2,000          49,360
        #Highwoods Properties, 8.625%, Series A................      4,300       4,065,650
         Host Marriott Corp, 10.00%, Series C..................      4,000         103,560
        #Nationwide Health Properties, 7.677%, Series P........     47,000       3,536,750
         Taubman Centers, 8.30%, Series A......................    139,500       3,208,500
                                                                              ------------
             TOTAL PREFERRED STOCK (Identified
                cost -- $22,368,580)...........................                 24,342,888
                                                                              ------------
             TOTAL EQUITIES (Identified cost -- $106,492,059)...               129,329,644
                                                                              ------------

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ----------
CORPORATE BOND                                          0.44%
         #Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,715).....................      $  600,000        582,509
                                                                                ------------
COMMERCIAL PAPER                                        1.01%
         Union Bank of Switzerland Financial, 1.60%, due
           4/01/01 (Identified cost -- $1,336,000)...........       1,336,000      1,336,000
                                                                                ------------
TOTAL INVESTMENTS (Identified cost --$108,428,774)...   99.41%                   131,248,153
OTHER ASSETS IN EXCESS OF LIABILITIES................    0.59%                       782,954
                                                       ------                   ------------
NET ASSETS (Equivalent to $14.27 per share based on
  9,249,159 shares of capital stock outstanding).....  100.00%                  $132,031,107
                                                       ------                   ------------
                                                       ------                   ------------

-------------------
 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

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                                       7






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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/01...............                $124,063,664            $13.41
    Net investment income...................  $ 1,996,183                  $ 0.22
    Net realized and unrealized gain on
       investments..........................    8,190,960                    0.88
    Distributions from net investment
       income...............................   (2,219,700)                  (0.24)
                                              -----------                  ------
Net increase in net asset value.............                   7,967,443              0.86
                                                            ------------            ------
End of period: 3/31/2002....................                $132,031,107            $14.27
                                                            ------------            ------
                                                            ------------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                   (PERIODS ENDED MARCH 31, 2002) (UNAUDITED)

                                SINCE INCEPTION
ONE YEAR       FIVE YEARS          (9/27/93)
--------       ----------       ---------------
 19.78%          8.55%              10.46%

-------------------
* Based on net asset value.

--------------------------------------------------------------------------------
                         REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------

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                                       8






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                COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

              MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                  FOR TOTAL RETURN:

                 COHEN & STEERS                                         COHEN & STEERS
               EQUITY INCOME FUND                                        REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
                                                          REITS
      A, B, C AND I SHARES AVAILABLE
                                                          SYMBOL: CSRSX
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


             FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                         COHEN & STEERS
               SPECIAL EQUITY FUND                                INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
        1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

 THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES
         AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       9






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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISER
Director and Chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and President                 (212) 832-3232

Gregory C. Clark                       FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Bank and Trust Company
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett
Director                               425 Lexington Avenue
                                       New York, NY 10017
Adam Derechin
Vice President and                     New York Stock Exchange Symbol: RFI
Assistant Treasurer                    Website: www.cohenandsteers.com

Lawrence B. Stoller
Assistant Secretary
                                       This report is for shareholder information.
                                       This is not a prospectus intended for use in the purchase or sale of Fund shares.
                                       Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       10

                               COHEN & STEERS
                               --------------
                          TOTAL RETURN REALTY FUND

                               QUARTERLY REPORT
                                MARCH 31, 2002


COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017